John Hancock Life Insurance Company (U.S.A.) Separate Account A
John Hancock Life Insurance Company (U.S.A.)
(“John Hancock USA”)
Flexible Premium Variable Universal Life Insurance Policy
PROTECTION VARIABLE UNIVERSAL LIFE 2023
Summary Prospectus for New Investors dated April 27, 2026
This Summary Prospectus summarizes key features of the Protection Variable Universal Life 2023 policy, an individual flexible premium variable universal life policy (the “Policy”).
Before you invest you should also review the prospectus for the Policy (the “Prospectus”) carefully, which contains more information about the Policy’s features, benefits, and risks. You can find this document and other information about the Policy online at dfinview.com/JohnHancock/PUFT/PVUL2023. You can also obtain this information by calling 1-800-732-5543 or by sending an email request to webmail@jhancock.com.
You may cancel your policy within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total policy value. You should review the Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

important Information you should consider about the policy
FEES AND EXPENSES
Charges for Early Withdrawals
There are surrender charges assessed upon surrender, withdrawal, or policy lapse in the first ten policy years from the Policy Date. The maximum surrender charge is 5.35% of Base Face Amount. For example, if the Base
Face Amount is $100,000, the highest possible surrender charge would be
$5,347.
				FEE TABLE Deductions from policy value
Transaction Charges
In addition to surrender charges (if applicable), you may also be charged for the following transactions:

A premium charge will be deducted from each premium paid.

A transfer fee may be deducted upon transfers into or out of a variable investment account after you have made more than 12 such transfers in a year.
				FEE TABLE Deductions from premium payments Deductions from policy value
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, you will also be subject to certain ongoing fees and expenses, including a cost of insurance charge, administrative charge, Face Amount charge, Advance Contribution
Charge, asset-based risk charge, policy loan costs, and supplementary benefit rider charges. Some of these fees and expenses are based wholly or in part on the characteristics of the insured person (e.g., age, sex, and underwriting classification).

You should view the “policy specifications” page of your policy for rates applicable to your policy.

				FEE TABLE Deductions from policy value
	You will also bear expenses associated with the portfolios under the policy, as shown in the following table:			Charges at the portfolio level APPENDIX
	Annual Fee	Minimum	Maximum
	Variable investment accounts (portfolio fees and expenses)	0.39%	1.19%

RISKS
Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS OF INVESTING IN A POLICY
Not a Short- Term Investment
This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is unsuitable as a short-term savings vehicle because of substantial policy-level charges, including the premium charge and the surrender charge, as well as potential adverse tax consequences from such short-term use.
Early Surrender or Withdrawal Risk/Not a Short-Term Investment
Risks Associated with Investment Options
An investment in this policy is subject to the risk of poor
performance and can vary depending on the performance of the account allocation options available under the policy (e.g., portfolios). Each such option (including the fixed account) will have its own unique risks, and you should review these options before making an allocation decision. You can find the prospectuses and other information about the portfolios at
dfinview.com/JohnHancock/PUFT/PVUL2023.
Investment Risk/Risk of Loss

RISKS
Insurance Company Risks
Your investment in the policy is subject to risks related to John
Hancock USA, including that the obligations (including under the fixed account option), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John
Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative. Our
current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.
Depositor Registrant
Policy Lapse
Unless the Death Benefit Protection feature is in effect, this policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. The “net cash surrender value” is your policy value, less any policy debt, and less any applicable surrender charges. This can happen as a result of insufficient premium payments, poor performance of the variable or general account options you have chosen, withdrawals, or unpaid loans or loan interest. If a default is not cured within a 61-day grace period, your policy will lapse without value, and no death benefit or other benefits will be payable. You can apply to reinstate a policy that has gone into default, subject to conditions including payment of a specified amount of additional premiums.
Lapse and Reinstatement

RESTRICTIONS
Investments
There are restrictions that may limit the variable investment account options and general account options (including under the fixed account option) that you may choose, as well as limitations on the transfer of policy value among those options. These restrictions may include a monthly limit on the number of transfers you may make.
We may also impose additional restrictions to discourage market timing and disruptive trading activity.

In particular, your allocation options will be affected if you elect to take a loan or receive benefits under certain supplementary benefit riders.

Among other things, the policy also allows us to eliminate the shares of a portfolio or substitute shares of another new or existing portfolio, subject to applicable legal requirements.

Limitations on transfers
to or from a variable
investment account

Limitations on transfers
out of the fixed account

Effect of Loans on Cash
Value and Death
Benefit

Long-Term Care Rider
Long-Term Care Rider
2018 and Defined
Benefit Chronic Illness
Rider

Portfolios

Optional Benefits
There are restrictions and limitations relating to optional benefits, as well as conditions under which an optional benefit may be modified or terminated by us. For example, certain supplementary benefit riders may be subject to underwriting, and your election of an option may result in restrictions upon some of the policy benefits, including availability of investment options.

Availability of certain optional benefits may vary due to state limitations. See the Material State Variations table for more information.
Defined Benefit Chronic Illness Rider More About Certain Optional Benefits Variations

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan. If we pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, with any portion not treated as a return of your premiums includible in your income. Distributions also are subject to tax penalties under some circumstances. If your policy is a modified endowment contract, distributions, including policy loans, are treated as coming first from the gain in the policy and are includible in your income.
Tax Consequences of Owning a Policy

CONFLICTS OF INTEREST
Investment Professional Compensation
Some investment professionals may receive compensation for selling the policy, including by means of commissions and revenue sharing arrangements. These investment professionals may have a financial incentive to offer or recommend this policy over another investment.
Commissions Paid to Dealers
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.
Commissions Paid to Dealers

Overview of The Policy
Purpose
The purpose of the policy is to provide lifetime protection against economic loss due to the death of the insured person, to help you accumulate assets through variable investment and fixed accounts that we make available, and to provide or supplement your retirement income. The policy may be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values. However, fees, expenses and tax implications can make variable life insurance unsuitable as a short-term savings vehicle.
Premiums
We call the investments you make in the policy “premiums” or “premium payments.” The Minimum Initial Premium is a dollar amount that is stated in your policy specifications and that must be paid to us in full before your policy will take effect. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person’s attained age 121, subject to the need to pay enough premium to keep the policy in force, and to limitations on maximum premium amount.
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments.
From each premium payment you make, we deduct the applicable premium charges identified in the FEE TABLE. We invest the rest (the “net premium”) in the variable investment accounts or any fixed account you’ve elected.
The policy offers a number of variable investment accounts. You can find some important information about each portfolio in the APPENDIX, but for a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, you should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
You can also allocate policy value to the fixed account (where it is credited with rates of interest that we declare from time to time but will never be less than a minimum rate guaranteed in your policy specifications).
If the net cash surrender value is insufficient to pay the charges when due and the Death Benefit Protection feature is not in effect, your policy can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premium, because the investment performance of the variable investment accounts you’ve chosen has been poor, or because of a combination of both factors.
Policy Features
Death benefit. When the insured person dies, we will pay the “death benefit” minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You choose which one you want in the application.
• Option 1. The death benefit will equal the greater of (1) the Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit. The Face Amount is the amount of life insurance coverage as set forth in your policy.
• Option 2. The death benefit will equal the greater of (1) the Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
Surrender of the policy. You may surrender the policy in full while the insured person is alive. If you do, we will pay you the policy value less any outstanding policy debt and less any applicable surrender charge. This is called your “net cash surrender value.”
Withdrawals. After the first policy year, you may make a withdrawal of part of your net cash surrender value. Generally, each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal. A withdrawal may also reduce the Face Amount.

Policy loans. If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. If there is an outstanding loan when the insured person dies, the amount of the loan and accrued interest will be deducted from the death benefit and other policy proceeds.
Policy Value Credit. We will apply a Policy Value Credit to your policy value on each monthly deduction date. The Policy Value Credit on each monthly deduction date is equal to the greater of zero and Policy Value Credit Component A minus Policy Value Credit Component B, where both components are individual calculations used to determine the value, if any, of the Policy Value Credit that will be applied. However, in no event will the Policy Value Credit exceed the Cost of Insurance Charge for that monthly deduction date. The calculation of the Policy Value Credit components is described in detail in your Policy Specifications. The Policy Value Credit component rates vary by the insured’s age, sex, and risk class and are shown in your Policy Specifications. The Policy Value Credit will be allocated automatically to each variable investment account and/or the fixed account in the same proportions as we are taking your monthly deductions. This credit is designed to help improve the long-term performance of your policy and is affected by the amounts and timing of the premiums that you pay into the policy, how well the variable investment accounts you select perform, withdrawals and other changes you make to the policy. You can see the effect that these factors have on the policy value by requesting an illustration at various assumptions.
Asset Credit. We will apply an Asset Credit on each monthly deduction date beginning in the Asset Credit Commencement Year (Policy Year 11). The Asset Credit equals the Asset Credit Rate times the lesser of the policy value (excluding the Loan Account) and the Face Amount. The applicable Asset Credit Rates vary by the insured’s age and are shown in your Policy Specifications. The Asset Credit will be allocated automatically to each variable investment account and/or the fixed account in the same proportions as we are taking your monthly deductions. This credit is designed to help improve the long-term performance of your policy and is affected by the amounts and timing of the premiums that you pay into the policy, how well the variable investment accounts you select perform, loans, withdrawals and other changes you make to the policy. You can see the effect that these factors have on the policy value by requesting an illustration at various assumptions.
Supplementary benefit riders. When you apply for the policy, you can request any of the below-listed supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits.
• Healthy Engagement Rider
• Critical Illness Benefit Rider
• Disability Payment of Specified Premium Rider
• Long-Term Care Rider
• Long-Term Care Rider 2018
• Accelerated Benefit Rider
• Healthy Engagement Core Rider
• Enhanced Death Benefit Protection Rider
• Accelerated Death Benefit for Chronic Illness Rider
• Defined Benefit Chronic Illness Rider
You can find information about the fees we charge for these riders under “Optional Benefit Charges” in the Fee Table below. We also offer, at no charge, a dollar cost averaging (“DCA”) program and an asset allocation balancer program.

Standard Death Benefits
Effectiveness and Policy Date. After you apply for a policy, we gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. The policy will take effect only if all of the following conditions are satisfied:
• The policy is delivered to and received by the applicant
• The Minimum Initial Premium is received by us.
• The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.
If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to take monthly deductions. Policy months, policy years and policy anniversaries are all measured from the Policy Date. Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case.
Temporary insurance coverage. If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.
Option 1 and Option 2. When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.
• Option 1. The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).
• Option 2. The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the cost of insurance charges (based on the higher net amount at risk) will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.
Base Face Amount and Supplemental Face Amount. Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. Thereafter, scheduled and unscheduled increases to the Supplemental Face Amount are not permitted if the resulting Supplemental Face Amount would exceed 400% of the Total Face Amount at the Issue Date.
You should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period. If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the no-lapse guarantee feature after the fifth policy year or to maximize the death benefit when the insured person reaches age 121, then you may wish to maximize the proportion of the Base Face Amount. However, the no-lapse guarantee for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or the Return of Premium Death Benefit Rider is limited to the first five policy years.

Minimum death benefit. In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law—the “guideline premium test” and the “cash value accumulation test.” You must elect at issue which test you wish to have applied. Once elected, the test cannot be changed without our approval.
Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. A table showing the factor for each age will appear in the policy.
Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years.
To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.
Calculation and payment of the death benefit. We will ordinarily pay any death benefit within seven days after we receive the last required form or request and any other documentation that may be required. You may choose to receive proceeds from the policy as a single sum. If we do not have information about the desired manner of payment within seven days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office at 1-800-732-5543 for more information.
Changes you may make. Subject to certain limitations and conditions, you may request a change from death benefit Option 2 to Option 1 or a reduction in your policy’s Face Amount. However, you may not request a change from Option 1 to Option 2 or a Face Amount increase.

STANDARD BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Dollar cost averaging
Under the dollar cost averaging program, you will
designate an amount that will be transferred
monthly from one variable investment account into
any other variable investment account or a fixed
account.
We reserve the right to cease to offer this program after written notice to you.
Asset allocation balancing
Under the asset allocation balancer program, you
will designate a percentage allocation of policy
value among variable investment accounts. We will
automatically transfer amounts among the variable
investment accounts at intervals you select
(annually, semi-annually, quarterly, or monthly) to
reestablish your chosen allocation.
We reserve the right to cease this program after written notice to you.

OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Healthy Engagement Rider*
Provides the opportunity to add credits to your
policy value based upon the insured person’s
ongoing participation in activities that promote a
healthy lifestyle. The higher the insured person’s
healthy engagement status category, and the more
years the insured person qualifies for higher status
categories, the larger your credits are likely to be.
The Healthy Engagement Rider also provides the
insured person with the possibility of other
benefits.

The amount of any credit will be reduced (a) the
closer we are to charging the policy’s maximum
cost of insurance rate or (b) at any time the policy’s
death benefit exceeds the cap shown in your policy.
We have the right to change at any time the
qualification standards for status categories. Also,
we may change or terminate any other incentives.

Healthy Engagement Core Rider*
This program is designed to help improve the
longevity of the insured person by educating and
motivating the insured person to develop and
maintain a healthy lifestyle.

By participating in this program, the insured person
may receive discounts on certain goods and
services, educational resources, tools, or other
items that are designed to encourage learning and
participation in healthy activities.

We reserve the right to amend aspects of the
program from time to time, including the Program
Rewards.

In order to participate in the program, the insured
person (i) must have attained Age 20, and (ii) must
not have elected the Healthy Engagement Rider.

Disability Payment of Specified Premium Rider*	Pays a specified amount of premium into the policy value each month during the life insured person’s total disability.
Total disability must begin between the policy
anniversaries nearest the insured person’s 5th and
65th birthdays and must be continuous for at least
six months.

We will not pay the specified premium under this
rider if: (1) the total disability results from an
intentional, self-inflicted injury or service in the
armed forces; or

(2) the total disability begins within 2 years after
the rider’s Issue Date and results from an injury
sustained or a disease contracted before the rider’s
Issue Date. The specified premium may be reduced
in the event of a reduction in Total Face Amount.
The specified premium paid under this rider may
not be sufficient to maintain the policy in force to
Age 121.

OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Long Term Care Rider
Provides for periodic advance payments to you of a
portion of the death benefit if the insured person
becomes chronically ill as defined in the policy and
has received qualified long-term care service while
the policy is in force. If you elect this rider, you will
also have an option to apply to have a portion of the
policy’s death benefit advanced to you in the event
of terminal illness.

There is a maximum amount of death benefit that
we will advance for each month of qualification.
Each advance reduces the remaining death benefit
under your policy and causes a proportionate
reduction in your policy value. We restrict your
policy value’s exposure to market risk when
benefits are paid under the Long-Term Care Rider
by transferring all policy value to the fixed account.
In addition, you will not be permitted to transfer
policy value or allocate any additional premium
payment to a variable investment account while
rider benefits are paid. There is a significant risk
that ownership of a policy with this rider by anyone
other than the insured person will cause adverse tax
consequences. Benefits paid under this rider do not
reduce the No- Lapse Guarantee Premium
requirements that may be necessary for the No-
Lapse Guarantee to remain in effect after a
termination of rider benefits.

Long Term Care Rider 2018*
Provides for periodic advance payments to you of a
portion of the death benefit if the insured person
becomes chronically ill as defined in the policy and
has received qualified long-term care service while
the policy is in force. Rider benefits may also be
used to pay for Stay at Home Services.

Each advance payment under the rider reduces the
remaining death benefit under your policy and
causes a proportionate reduction in your policy
value. We restrict your policy value’s exposure to
market risk when benefits are paid under the Long-
Term Care Rider 2018 by transferring all policy
value to the fixed account. In addition, you will not
be permitted to transfer policy value or allocate any
additional premium payment to a variable
investment account while rider benefits are paid.
There is a significant risk that ownership of a
policy with this rider by anyone other than the
insured person will cause adverse tax
consequences.

Finally, benefits paid under this rider do not reduce
the No-Lapse Guarantee Premium requirements
that may be necessary for the No-Lapse Guarantee
to remain in effect after a termination of rider
benefits.

Accelerated Benefit Rider	Allows you to make a one-time request to accelerate a portion of your death benefit should the insured person become terminally ill and have a life expectancy of one year or less.	Payment of the benefit amount will reduce your death benefit, cash value or loan value under your policy. This rider is only available with policies that are individually owned.
Critical Illness Benefit Rider*	Pays the policy owner a one-time, lump sum benefit amount if the insured person is diagnosed with certain illnesses.
If the insured person receives a first-time diagnosis
for one of the critical illnesses before the rider is in
force or during the rider’s waiting period, then the
policy owner will not receive benefits under this
rider for that critical illness. Benefits paid under
this rider do not provide or pay for the cost of
medical care and are meant to be supplemental to
health insurance that does pay for such costs.

Enhanced Death Benefit Protection Rider	To increase the protection afforded by the policy’s Death Benefit Protection feature, so that the policy is even less likely to lapse due to insufficient net cash surrender value.	This rider cannot be added after issuance of the policy. Nor can it be terminated prior to the policy’s termination.

OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Accelerated Death Benefit for Chronic Illness Rider*	Provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes chronically ill as defined in the policy.
Accelerations may be requested no more frequently
than once every 12 months. Each acceleration
under the rider reduces the remaining death benefit
under your policy and causes a proportionate
reduction in your policy value. Advance payments
are restricted to the annualized IRS per diem limit
under IRC Section 7702B.

Defined Benefit Chronic Illness Rider*	Provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes chronically ill as defined in the policy.
Each acceleration under the rider reduces the
remaining death benefit under your policy and
causes a proportionate reduction in your policy
value. We restrict your policy value’s exposure to
market risk when benefits are paid under this rider
by transferring all policy value to the fixed account.
In addition, you will not be permitted to transfer
policy value or allocate any additional premium
payment to a variable investment account while
rider benefits are paid. If this rider is exercised,
death benefit option 1 must be in effect or, if not
already in effect, the death benefit option must be
changed to option 1. Advance payments are
restricted by the IRS per diem limit under IRC
Section 7702B.

* See the Material State Variations table in the Variations section for any limitations of availability by state.

Buying The Policy
Purchase Procedures
Generally, the policy is available with a minimum Base Face Amount at issue of $50,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”
The Minimum Initial Premium is set forth in your policy specifications. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That's why the policy is called a “flexible premium” policy.
The Minimum Initial Premium is set forth in your policy specifications. Factors that determine the minimum initial premium amount generally include the insured person’s age, sex and risk classification including any additional ratings; the Total Face Amount of insurance and election of any Supplemental Face Amount; choice of Death Benefit Option 1 vs. Option 2; and any selected supplementary benefit rider. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy.
If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at Life Post Issue, P.O. Box 55979, Boston MA 02205. We will also accept premiums by wire or by exchange from another insurance company, or via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).
Premium Amount
In addition to the Minimum Initial Premium, your policy specifications will also show the “Planned Premium” that you chose for the policy. Payment of Planned Premiums is not necessarily required, however. You need only pay enough premium to keep the policy in force.
The amount and frequency of the Planned Premium are determined by you, in consultation with your financial advisor, based upon your financial objectives for the policy. Depending upon the amount and timing of your actual premium payments, investment results, changing objectives and other factors, you may need to change the amount and frequency of your premium payments from the Planned Premium amount in order for the policy to continue to support your financial objectives. You may be required to pay additional premiums beyond the Planned Premium amount in order to keep your policy from lapsing. You should request in-force illustrations periodically in order to help assure that you are keeping on track with your objectives.
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. Also, in order to limit our exposure to unanticipated investment risk, we may refuse to accept additional premium payments. For example, with large premium payments in an environment of decreasing interest rates, we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment accounts, if we are unable to make an orderly investment of the additional premium into the variable investment accounts. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.
We will notify you in writing of our refusal to accept premium and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.
Premium Due Dates
Unless the no-lapse guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. We will notify you of the default and will allow a 61-day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deductions due on the date of default, plus any applicable premium charge. If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the death benefit will be reduced by any outstanding monthly deductions due at the time of death. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.
How Your Policy Can Lapse
Lapse. Unless the no-lapse guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges, and sufficient premium payments are not made during the grace period, as discussed in the paragraph immediately above under “Premium Due Dates.”
Reinstatement. By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:
(a) You must provide to us evidence of the insured person's insurability that is satisfactory to us; and
(b) You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force for at least the next three policy months.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any net premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.
Making Withdrawals: Accessing The Money In Your Policy
You may surrender the policy in full at any time, in which case we will pay you the policy’s full net cash surrender value and coverage under the policy and any riders and other benefits under the policy will cease. If you surrender your policy, we will pay you the policy value less any policy debt and surrender charge that then applies. You must return your policy when you request a surrender.
After the first policy year, you may take a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2. Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. The amount of payment you will receive upon a surrender or withdrawal is based on values calculated as of the day we receive your request in good order or, if that is not a business day, on the next day that is. We generally pay that amount to you within seven days thereafter.

ADDITIONAL INFORMATION ABOUT FEES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer policy value between investment options.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge	Upon payment of premium	20% of each premium paid (1)
Surrender charge(2)	Upon surrender, policy lapse, withdrawals, and certain reductions in Face Amount
Minimum charge		$2.17 per $1,000 of Face Amount
Maximum charge		$56.31 per $1,000 of Face Amount
Charge for a representative insured person		$39.49 per $1,000 of Face Amount
Transfer fee(3)	Upon each transfer into or out of a variable investment account beyond an annual limit of twelve	$25.00
Enhanced Death Benefit Protection Rider(4)	Upon payment of premium	10% of each premium paid
(1) This charge is 20% of each premium paid in years 1-10 and 17% of each premium paid in years 11 and thereafter.
(2) A surrender charge is applicable for ten policy years from the Policy Date, and varies based upon the sex, issue age and duration, and risk classification of the insured person. The maximum charge shown is for a 68-year old female super preferred non-smoker underwriting risk. The minimum charge shown is for a 90-year old male standard non-smoker underwriting risk. The representative insured person rate shown is for a 55-year old male preferred non-smoker underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(3) This charge is not currently imposed, but we reserve the right to do so in the policy.
(4) This charge does not apply if the Enhanced Death Benefit Protection Rider is not elected.
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.
PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges:
Cost of Insurance(1):	Monthly
Minimum charge		$0.0067 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for a representative insured person		$0.28 per $1,000 of NAR
Administrative charge	Monthly	$15.00
Face Amount charge(2):	Monthly
Minimum charge		$0.05 per $1,000 of Face Amount
Maximum charge		$9.08 per $1,000 of Face Amount
Charge for a representative insured person		$0.32 per $1,000 of Face Amount
Advance Contribution Charge(3)	Monthly
Minimum charge		$0.008 per $1,000 of excess Cumulative Premiums

PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Maximum charge		$2.76 per $1,000 of excess Cumulative Premiums
Charge for representative insured person		$1.38 per $1,000 of excess Cumulative Premiums
Asset-based risk charge(4)	Monthly	0.02% (monthly rate) of policy value
Maximum policy loan interest rate(5)	Accrues daily Payable annually	3.25% annual rate
Charge	When Charge is Deducted	Amount Deducted
Optional Benefit Charges:
Healthy Engagement Rider	Monthly	$2
Critical Illness Benefit Rider(6)	Monthly
Minimum charge		$0.20 per $1,000 of Critical Illness Benefit Amount
Maximum charge		$48.43 per $1,000 of Critical Illness Benefit Amount
Charge for representative insured person		$5.10 per $1,000 of Critical Illness Benefit Amount
Disability Payment of Specified Premium Rider(7)	Monthly
Minimum charge		$16.57 per $1,000 of Specified Premium
Maximum charge		$198.67 per $1,000 of Specified Premium
Charge for representative insured person		$88.11 per $1,000 of Specified Premium
Long-Term Care Rider(8)	Monthly
Minimum charge		$0.01 per $1,000 of NAR
Maximum charge		$3.34 per $1,000 of NAR
Charge for representative insured person		$0.11 per $1,000 of NAR
Long-Term Care Rider 2018(9)	Monthly
Minimum charge		$0.01 per $1,000 of NAR
Maximum charge		$3.75 per $1,000 of NAR
Charge for representative insured person		$0.10 per $1,000 of NAR
Defined Benefit Chronic Illness Rider(10)	Monthly
Minimum charge		$0.01 per $1,000 of NAR
Maximum charge		$914.72 per $1,000 of NAR
Charge for representative insured person		$0.52 per $1,000 of NAR
(1) The “cost of insurance” charge is determined by multiplying the net amount of insurance for which we are at risk (the “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon age at issue, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The minimum rate shown is the rate in the first policy year for a 5-year old female standard non-smoker underwriting risk. The maximum rate shown is the rate in policy year 14 for a policy issued to cover a 90-year old male substandard smoker underwriting risk. The representative insured person rate shown is the rate for a 55-year old male preferred non-smoker underwriting risk with a policy in the first policy year. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(2) This charge is determined by multiplying the Face Amount at issue by the applicable rate. The rates vary by the sex, age, and risk classification at issue of the insured person. The charge also varies by policy year. The minimum rate shown is the rate for a 0 year old female standard non-smoker underwriting risk. The maximum rate shown is the rate for a 90-year old male standard smoker underwriting risk. The representative insured person rate shown is for a 55-year old male preferred non-smoker underwriting risk with a policy in the first policy year. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(3) This charge is determined by multiplying the Advance Contribution Charge Rate by the excess (if any) of cumulative premiums paid over the Advance Contribution Limit multiplied by the policy year. The Advance Contribution Charge Rate and Advance Contribution Limit vary depending upon the issue age, insurance risk characteristics and gender of the insured person. The Advance Contribution Charge Rate and the Advance Contribution Limit are identified in your Policy Specifications. The maximum rate shown is for a 20-year old female standard plus non-smoker underwriting risk. The minimum rate shown is for a 90-year old male preferred non-smoker underwriting risk. The representative insured person rate shown is the rate for a 55-year old male preferred non-smoker underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(4) This charge is not currently imposed, but we reserve the right do so in the policy. This charge only applies to that portion of policy value held in the variable investment accounts. The charge determined does not apply to any fixed account.
(5) The maximum effective annual interest rate we can charge for the loan account is 3.25% for policy years 1-10 and 2.25% for policy years 11 and thereafter. The minimum interest that the loan account will earn is equal to the difference between the maximum annual interest rate we charge for the loan minus the Maximum Loan Interest Credited Differential. The “Maximum Loan Interest Credited Differential” is the difference between the annual interest rate we charge for the loan minus the interest rate we credit for the loan.
(6) The charge for this rider is determined by multiplying the Critical Illness Benefit Amount by the applicable rate. The rates vary by issue age, duration, gender, and critical illness risk classification of the insured person (e.g., the risk that the insured person will develop a “Critical Illness,” as defined in the rider). The minimum rate shown is the rate in the second policy year for an 18-year old female standard non-smoker underwriting risk. The maximum rate shown is the rate in the sixteenth policy year for a 49-year old male standard smoker underwriting risk. The rate for the representative insured person is the rate in the first policy year for a 55-year old male preferred non-smoker underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(7) The charge for this rider is determined by multiplying the Specified Premium by the applicable rate. The “Specified Premium” is stated in your policy specifications. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The minimum rate shown is for a 20 year old male standard non-smoker underwriting risk. The maximum rate shown is for a 54 year old female substandard smoker underwriting risk. The representative insured person rate shown is for a 55 year old male preferred non-smoker underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(8) The charge for this rider is determined by multiplying NAR by the applicable rate. The rates vary by the long- term care insurance risk characteristics of the insured person and the Monthly Acceleration Percentage selected. The minimum rate shown is for a 20 year old female super preferred non-smoker underwriting risk with a 1%” Monthly Acceleration Percentage,” which is a percentage of the death benefit you can accelerate each month. The Monthly Acceleration Percentage is stated in your policy specifications. The maximum rate shown is for a 75 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person rate shown is for a 55-year old male preferred non-smoker underwriting risk with a 4% Monthly Acceleration Percentage. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(9) The charge for this rider is determined by multiplying NAR by the applicable rate. The rates vary by the long- term care insurance risk characteristics of the insured person and the Monthly Acceleration Percentage selected. The minimum rate shown is for a 20-year old male super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The maximum rate shown is for a 75-year old female substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person rate shown is for a 55-year old male preferred non-smoker underwriting risk with a 4% Monthly Acceleration Percentage. These rates may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(10) The charge for this rider is determined by multiplying NAR by the applicable rate. The rates vary by the chronic illness insurance risk characteristics of the insured person, the Monthly Acceleration Percentage selected, and the policy duration. The “Monthly Acceleration Percentage” is a percentage of the maximum amount you can accelerate each month. The minimum rate shown is the rate in the first policy year for a 20 year old male super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The maximum rate shown is the rate in policy year 31 for a policy issued to cover a 80-year old female substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person rate shown is for a 55-year old male preferred non-smoker underwriting risk with a policy in the first policy year with a 4% Monthly Acceleration Percentage. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
The next item shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. A complete list of the portfolios available under the policy, including their annual expenses, may be found at the back of this document.

Annual Portfolio Expenses	Minimum	Maximum
Range of expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.39%	1.19%

Appendix: Portfolios Available Under The Policy
The following is a list of portfolios available under the policies. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. You can find the prospectuses and other information about the portfolios at dfinview.com/JohnHancock/PUFT/PVUL2023. You can also request this information at no cost by calling 1-800-732-5543 or by sending an email request to life_and_annuities_prospectuses@jhancock.com.
The current expenses and performance information below reflect fees and expenses of the portfolios, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To approximate the aggregate total return of a broad-based U.S. domestic equity market index.	500 Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.25%*	17.57	14.12	14.52
To seek income and capital appreciation.	Active Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.65%*	7.56	0.09	2.67
To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Asset Allocation Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.91%*	15.39	8.57	9.37
To seek to provide long-term growth of capital.	American Global Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.07%*	21.17	7.81	11.74
To seek to provide growth of capital.	American Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.95%*	19.81	12.95	17.53
To seek to provide long-term growth of capital and income.	American Growth-Income Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.91%	17.65	13.48	13.50
To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.75%*	18.57	11.76	15.62
To seek long-term capital appreciation.	Capital Appreciation Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.88%*	11.62	9.11	10.95
Appendix-1

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek total return consisting of income and capital appreciation.	Core Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Allspring Global Investments, LLC	0.62%*	7.03	-0.52	1.96
To seek long-term capital appreciation.	Disciplined Value Emerging Markets Equity Trust - Series NAV John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.91%*	32.00	7.83	8.56
To seek long-term growth of capital.	Disciplined Value International Trust - Series NAV John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.79%	41.02	12.70	8.97
To provide substantial dividend income and also long-term growth of capital.	Equity Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.73%*	14.42	11.15	10.52
To seek growth of capital.	Financial Industries Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.88%*	12.11	11.49	10.60
To seek long-term growth of capital.	Fundamental All Cap Core Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.71%*	4.84	11.79	13.80
To seek long-term capital appreciation.	Fundamental Large Cap Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.72%*	16.01	14.96	12.64
To seek long-term capital appreciation.	Global Equity Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.88%*	18.20	10.17	8.39
To seek long-term capital appreciation.	Health Sciences Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.99%*	19.53	4.19	8.75
The fund seeks high current income. Capital appreciation is a secondary goal.	High Yield Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.69%*	7.45	4.02	6.14
Appendix-2

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.	International Equity Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/SSGA Funds Management, Inc.	0.34%*	32.57	7.68	8.33
To seek long-term capital appreciation.	International Small Company Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	1.01%*	35.01	8.04	7.85
To provide a high level of current income consistent with the maintenance of principal and liquidity.	Investment Quality Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.72%*	6.94	-0.44	2.41
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Lifestyle Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.74%*	14.06	5.49	7.07
To seek a high level of current income with some consideration given to growth of capital.	Lifestyle Conservative Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.71%*	10.07	2.02	4.20
To seek long-term growth of capital. Current income is also a consideration.	Lifestyle Growth Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.76%*	16.84	7.86	8.96
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.	Lifestyle Moderate Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.73%*	12.69	4.30	6.10
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.87%	9.87	4.69	5.58
To seek current income and growth of capital, while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Conservative Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.85%	8.91	1.00	3.14
Appendix-3

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Growth Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.91%	10.89	6.32	6.28
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Moderate Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.87%	9.34	3.78	5.11
To seek long-term growth of capital.	Mid Cap Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.88%*	6.17	1.36	11.75
Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.	Mid Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.41%*	7.03	8.68	10.29
To seek long-term capital appreciation.	Mid Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.98%*	5.87	11.69	10.91
To obtain maximum current income consistent with preservation of principal and liquidity.	Money Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.28%*	4.07	3.03	1.97
To seek maximum total return, consistent with preservation of capital and prudent investment management.	Opportunistic Fixed Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.92%*	9.60	0.62	3.25
To seek to achieve a combination of long- term capital appreciation and current income.	Real Estate Securities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.76%*	0.63	5.77	5.91
To seek long-term growth of capital. Current income is incidental to the fund’s objective.	Science & Technology Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.99%*	23.64	13.03	19.84
To seek income and capital appreciation.	Select Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.60%*	7.52	-0.27	2.26
Appendix-4

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.	Short Term Government Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.65%*	5.09	0.67	1.25
To seek long-term capital appreciation.	Small Cap Core Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.90%*	0.11	6.53	6.10
Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.	Small Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.48%*	12.42	5.72	9.24
To seek long-term capital appreciation.	Small Cap Opportunities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	0.87%*	9.22	10.59	10.09
To seek long-term capital appreciation.	Small Cap Stock Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.08%*	12.70	0.39	10.12
To seek long-term growth of capital.	Small Company Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.16%*	7.11	6.02	8.98
To seek a high level of current income.	Strategic Income Opportunities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.74%*	7.51	1.61	3.26
To seek to track the performance of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”) (which represents the U.S. investment grade bond market).	Total Bond Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.25%*	6.91	-0.65	1.75
Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index.	Total Stock Market Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.51%*	16.68	12.42	13.73
Appendix-5

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek long-term growth of capital.	U.S. Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.62%*	20.76	11.77	17.13
The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Ultra Short Term Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.62%*	4.34	2.52	2.01

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek to provide capital appreciation.	TOPS® Aggressive ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.54%	18.83	9.41	10.43
To seek to provide income and capital appreciation.	TOPS® Balanced ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.54%	12.85	5.52	6.39
To seek to preserve capital and provide moderate income and moderate capital appreciation.	TOPS® Conservative ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.56%	10.15	4.34	4.99
To seek to provide capital appreciation.	TOPS® Moderate ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.53%	15.13	6.92	7.99
To seek to provide capital appreciation.	TOPS® Moderately Aggressive ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.54%	17.99	8.56	9.53
* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.
Appendix-6

The Prospectus relating to the policy and Statement of Additional Information (SAI), both dated April 27, 2026, and any applicable supplements thereto, are incorporated by reference into this summary prospectus. You may obtain the SAI, free of charge, in the same manner as the Prospectus.

1940 Act File No. 811-4834—1933 Act File No. 333-266659
EDGAR Contract Identifier No. C000238482